RETIREMENT BENEFIT PLANS	12 Months Ended
Dec. 31, 2021
Employee Benefits [Abstract]
RETIREMENT BENEFIT PLANS	RETIREMENT BENEFIT PLANS
Brookfield Infrastructure offers pension plans to certain employees of its subsidiaries. Brookfield Infrastructure’s obligations under its defined benefit pension plans are determined periodically through the preparation of actuarial valuations. The benefit plans’ expense for 2021 was $37 million (2020: $38 million, 2019: $9 million). The discount rate used was 2.3% (2020: 1.72%, 2019: 2.5%) with a rate of compensation of 2.6% (2020: 2.3%, 2019: 2.8%).

US$ MILLIONS	2021	2020
Plan assets	$934	$833
Less accrued benefit obligation	(1,126)	(1,164)
Accrued benefit liability (1)	$(192)	$(331)
(1)Primarily presented within Other liabilities’ of the consolidated statements of financial position. Refer to Note 17, Accounts Payable and Other for further details